WARRANT EXCHANGE AGREEMENT

This WARRANT EXCHANGE AGREEMENT ( “Agreement”), is entered into as of the 8th day of February, 2012, by and between Cytomedix, Inc., a Delaware corporation (the “Company”) and [_] (the “Warrant Holder”).

BACKGROUND

WHEREAS, the Company is entering into an Exchange and Purchase Agreement with Aldagen Holdings, LLC (the “Selling Equity Holder”), and Aldagen, Inc. (“Aldagen”) (the “Exchange Agreement”) dated of even date herewith;

WHEREAS, pursuant to Section 1.3 of the Exchange Agreement, the Company has agreed to exchange warrants to purchase shares of Company common stock (the “Parent Replacement Warrants”) for outstanding warrants to purchase Aldagen preferred stock;

WHEREAS, Warrant Holder is the owner of warrants to purchase [_] shares of Aldagen preferred stock (the “Aldagen Warrants”); and

WHEREAS, Warrant Holder desires to exchange the Aldagen Warrants for a warrant to purchase [_] shares of Company common stock with an exercise price of $[_] per share in the form attached as Exhibit A hereto (the “Cytomedix Warrant”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Warrant Holder and the Company, intending to be legally bound, hereby agree as follows:

Section 1.    Exchange of Warrants.    Subject to the terms and conditions set forth in this Agreement, the Warrant Holder hereby agrees to exchange the Aldagen Warrants for the Cytomedix Warrants (the “Exchange”). All capitalized terms not defines herein shall have the meanings given to such terms in the Exchange Agreement.

Section 2.    Deliveries.

(a)          The closing of the Exchange (the “Exchange Closing”) shall take place upon the execution of this Agreement, and simultaneously with the Closing (as defined in the Exchange Agreement) of the Exchange Agreement and the delivery of the Closing items as provided therein.

(b)          Upon the Exchange Closing, the Company shall issue to Warrant Holder the Cytomedix Warrants.

(c)          Upon the Exchange Closing, Warrant Holder shall deliver to the Company the Aldagen Warrants for cancellation in exchange for the Cytomedix Warrants.

Section 3.    Representations and Warranties of Warrant Holder.    Warrant Holder hereby represents and warrants to the Company as follows:

(a)          Warrant Holder has the full right, power and authority to enter into this Agreement and to consummate the transaction described herein. When executed by Warrant Holder, this Agreement shall have been duly and validly executed and delivered by Warrant Holder and shall constitute the legal, valid and binding obligation of Warrant Holder, enforceable against Warrant Holder in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights.

(b)          Warrant Holder has full and legal title to the Aldagen Warrants and owns the Aldagen Warrants free and clear of any lien, charge or other encumbrance of any nature.

(c)          Warrant Holder acknowledges that because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Cytomedix Warrants are being issued without registration under the Securities Act; that it has reviewed and understands the Company's Form 10-K for the year ended December 31, 2010 and all filings made by the Company since December 31, 2010 pursuant to Section 13 of the Securities Exchange Act of 1934, including risk factors facing the Company thereunder, all set forth in Exhibit B and Exhibit C hereto, respectively (collectively, the “SEC Documents”) and that it has received all information and materials regarding the Company that it has requested.

(d)          Warrant Holder is purchasing the Cytomedix Warrants for its own account for investment purposes and not with a view to or for sale in connection with the distribution of the Cytomedix Warrants, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. Warrant Holder agrees that it must bear the entire economic risk of its investment in the Cytomedix Warrants for an indefinite period of time because, among other reasons, the Cytomedix Warrants have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available.

(e)          Warrant Holder has been urged to seek independent advice from professional advisors relating to the suitability of an investment in the Company in view of Warrant Holder’s overall financial needs and with respect to the legal and tax implications of such investment.

(f)          Warrant Holder fully understands that the Cytomedix Warrants are a speculative investment which involves a high degree of risk of the loss of Warrant Holder’s entire investment. Warrant Holder fully understands the nature of the risks involved in acquiring the Cytomedix Warrants and is qualified by its knowledge and experience to evaluate investments of this type. Warrant Holder has carefully considered the potential risks relating to the Company and acquisition of its securities and has, in particular, reviewed each of the risks set forth in the SEC Documents. Warrant Holder has prior investment experience (including investment in non-listed and non-registered securities), and has read and evaluated, or have employed the services of an investment advisor, attorney or accountant to read and evaluate, all of the documents furnished or made available by the Company, as well as the merits and risks of such an investment. Warrant Holder’s overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and its investment in the Cytomedix Warrants will not cause such overall commitment to become excessive. Warrant Holder, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the securities hereunder. Warrant Holder is financially able to bear the economic risk of this investment, including the ability to afford holding the Cytomedix Warrants for an indefinite period or a complete loss of this investment. Both Warrant Holder’s advisors and Warrant Holder have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and Warrant Holder’s advisors and Warrant Holder have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, Warrant Holder has independently evaluated the risks of acquiring the Cytomedix Warrants.

(g)          Warrant Holder believes that the investment in the Cytomedix Warrants is suitable for it based upon its investment objectives and financial needs, and Warrant Holder has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Company.

(h)          Warrant Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Cytomedix Warrants and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. Warrant Holder has not utilized any person as its purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

(i)          Except as set forth in Section 5, Warrant Holder understands that it will not be able to resell the Cytomedix Warrants or the shares underlying the Cytomedix Warrants (the “Warrant Shares”) until all of the conditions under Rule 144 have been satisfied however there can be no assurance that the conditions necessary to permit such sales under Rule 144 will ever be satisfied. Warrant Holder understands that the Company is under no obligation to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption from registration for the sale of the Cytomedix Warrants or the Warrant Shares.

(j)          Warrant Holder has relied solely upon its own investigation in making a decision to invest in the Company.

(k)          Warrant Holder has received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of its investment in the Company and in making its investment in the Cytomedix Warrants, and has not relied upon any information (written or otherwise) from them relating to this offering of securities other than as set forth in the SEC Documents.

(l)          Warrant Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act. One or more of the categories set forth in Exhibit D hereto correctly and in all respects describes Warrant Holder, and Warrant Holder has so indicated by signing on the blank line or lines following a category on each such Exhibit D which so describes it.

(m)          Warrant Holder understand that (i) the Cytomedix Warrants and Warrant Shares have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on Warrant Holder’s representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(n)          If the Warrant Holder is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

(o)          Warrant Holder acknowledges that if it is a Registered Representative of a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, it must give such firm the notice required by the FINRA’s Conduct Rules, as required by such rules.

(p)          Warrant Holder acknowledges that the offer to issue the Cytomedix Warrants was directly communicated to it by the Company. At no time was Warrant Holder presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising.

(q)          Warrant Holder hereby represents that all information provided by it in the Questionnaire attached as Exhibit D hereto is true and accurate in all respects, and it acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can issue these securities to Warrant Holder without giving rise to the loss of the exemption from registration under applicable securities laws.

(r)          Warrant Holder hereby acknowledges and is aware that except for any rescission rights that may be provided under applicable laws, Warrant Holder is not entitled to cancel, terminate or revoke this Agreement, and any agreements made in connection herewith shall survive Warrant Holder’s death or disability.

(s)          Warrant Holder understands and agrees that the certificates for the Cytomedix Warrants and Warrant Shares shall bear substantially the following legend until (i) the securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, the securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

               Section 4.      Representations and Warranties of the Company.     The Company hereby represents and warrants to Warrant Holder as follows:

(a)          The Company has the full right, power and authority to enter into this Agreement and to consummate the transaction described herein. When executed by the Company, this Agreement shall have been duly and validly executed and delivered by the Company and shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights.

(b)          The Cytomedix Warrants have been duly authorized for issuance pursuant to this Agreement, and the Warrant Shares, when issued pursuant to the terms and conditions of the Cytomedix Warrants will be duly authorized, validly issued, fully paid and non-assessable.

Section 5.      Registration Rights.

(a)          No later than 120 days following the filing of the Amendment to Parent Charter, Parent shall file with the SEC, a registration statement covering: (1) the resale to the public by (a) the Selling Equity Holder of the shares of Parent Common Stock issued upon the conversion of the Preferred Stock Consideration issued at Closing (including the Escrowed Shares), (b) the Parent Investors (and their respective transferees or distributees) of the Parent Common Stock issued pursuant to the Subscription Agreements, and (c) the holders of the Parent Replacement Warrants (and their respective transferees or distributes) of the Parent Common Stock issuable upon exercise of the Parent Replacement Warrants; and (2) to the extent the Selling Equity Holder wishes to distribute any shares of Parent Common Stock to its members, the distribution of such shares to the members of the Selling Equity Holder (the “Stockholder Registration Statement”) (together, the “Registrable Securities”). Notwithstanding the foregoing, if the SEC informs Parent that any of the Registrable Securities to be covered by the Stockholder Registration Statement cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, the number of shares of Registrable Securities to be covered by the Stockholder Registration Statement shall be reduced by such number of shares (if any) as may be required by the SEC (the “Reduction Shares”), and in such event, Parent shall file a subsequent registration statement, as described above, as soon as practicable thereafter covering the Reduction Shares (the “Reduction Shares Registration Statement”). Parent shall use its best commercially reasonable efforts to cause the Stockholder Registration Statement and the Reduction Shares Registration Statement, if any, to be declared effective by the SEC as soon as practicable after their respective initial filing dates and shall cause the Stockholder Registration Statement and the Reduction Shares Registration Statement, if any, to remain effective for at least twenty-four (24) months.

(b)          All fees, costs and expenses of and incidental to any such registration, including, without limitation, all registration, filing, and FINRA fees, printing expenses, fees and disbursements of counsel and accountants for Parent and the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (the “Registration Expenses”) shall be shared by and between Parent, the Selling Equity Holder, the Parent Investors and the holders of the Parent Replacement Warrants (collectively, the “Selling Shareholders”) as follows: (i) 100% of such Registration Expenses shall be borne by Parent in the event Parent is eligible to file the Stockholder Registration Statement and Reduction Shares Registration or the Milestone Registration Statement (as the term is defined under the Exchange Agreement), as the case may be, on Form S-3 or a successor form, and with respect to all Piggyback Registrations, (ii) the first $80,000 of such Registration Expenses shall be borne by Parent in the event Parent is required to file to the Stockholder Registration Statement and Reduction Shares Registration or the Milestone Registration Statement on Form S-1, and all Registration Expenses in excess of $80,000 thereafter shall be shared equally by Parent and the Selling Shareholders. Fees and disbursements of counsel and accountants for the holders of Registrable Securities and any other expenses incurred by such holders not expressly included above shall be borne by such holders.

(c)          For a period of twenty-four (24) months following the date hereof, each respective holder of the Registrable Securities shall have the right to include the Registrable Securities as part of any other registration of securities filed by Parent, either for its own account or for the account of security holders, other than a registration statement filed on Form S-8 or Form S-4, only to the extent such Registrable Securities have not been previously registered and are not then currently available for resale without any restrictions (“Piggyback Registrations”); provided, however, that if, in the written opinion of Parent’s managing underwriter or underwriters, if any, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by parent or the selling stockholder(s), will exceed the maximum amount of Parent's securities which can be marketed, then the managing underwriter or underwriters may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to Parent, and second to the holders of the Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities held by each such holder of Registrable Securities requested to be included in the registration.

(d)          If Registrable Securities held by or issuable to any holder of Registrable Securities are included in a registration pursuant to the provisions of this Section, each such holder of Registrable Securities will, severally and not jointly, indemnify and hold harmless Parent its directors and officers, any controlling person and any underwriter from and against, and will reimburse Parent, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which parent or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof, and each such holder’s aggregate liability hereunder shall be limited to proportion of any such loss, damage, liability, cost or expense that is equal to the proportion that the public offering price of the shares sold by such holder under such registration statement bears to the total public offering price of all securities sold thereunder, but in any event not to exceed the net proceeds received by such holder from the sale of securities under the applicable registration statement. Parent will indemnify and hold harmless each holder of Registrable Securities and such holder’s directors and officers, managers and members, any controlling person and any underwriter (collectively, “Holder Indemnitees”) from and against, and will reimburse such Holder Indemnitees with respect to, any and all loss, damage, liability, cost or expense to which any such Holder Indemnitee may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (ii) any violation by Parent of any federal, state or common law rule or regulation applicable to Parent and relating to any action or inaction required of Parent in connection with any such registration; provided that Parent will not be liable under this Section in any such case to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation of such registration statement.

Section 6.     Insider Trading Prohibition. Until the filing by the Company of a current report on Form 8-K with the SEC describing, among other things, the Exchange Agreement, the Warrant Holder hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, and its respective officers and directors, employees, counsel, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section by the Warrant Holder.

Section 7.     Miscellaneous.

(a)          Counterparts. This Agreement may be executed in counterparts (whether facsimile, .PDF (or similar format), or original), each of which shall be deemed to be an original, and all of which shall together constitute one and the same instrument.

(b)          Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous oral and written communications and agreements with respect thereto.

(c)          Survival. The representations, warranties and agreements contained herein shall survive the delivery of the securities.

(d)          Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

(e)          Choice of Law. This Agreement shall be governed by the laws of the State of Delaware as applied to contracts entered into and to be performed entirely within the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cytomedix, Inc.

By:
Name: Martin Rosendale
Title: Chief Executive Officer

Warrant Holder

[_]

By:
Name:
Title:

Exhibit A

Form of Warrant

Exhibit B

Public Reports – Disclosures

Exhibit C

Risk Factors

Exhibit D

Confidential Purchaser Questionnaire